UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2009 (March 11, 2009)

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CONTINENTAL RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Oklahoma

(State or Other Jurisdiction of Incorporation)

001-32886 (Commission File Number)	73-0767549 (I.R.S. Employer Identification No.)

302 N. Independence, Suite 1500 Enid, Oklahoma (Address of Principal Executive Offices)	73701 (Zip Code)
Registrant's telephone number, including area code: (580) 233-8955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 11, 2009, George S. Littell resigned from the Board of Directors (the "Board") of Continental Resources, Inc. In order to fill the vacancy created by Mr. Littell's resignation from the Board, the remaining Board members have elected Mr. David L. Boren to serve on our Board of Directors, effective March 13, 2009. Mr. Boren will serve as a Class I Director, with a term expiring in 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.
Date: March 16, 2009	By: /s/ John D. Hart Name: John D. Hart Title: Vice President, Chief Financial Officer & Treasurer